LOGO: SCUDDER INVESTMENTS
Annual report to contract holders for the year ended December 31, 2002
Annual report
For contract holders of Scudder ZS4
The Alger American Fund Credit Suisse Dreyfus Investment Portfolios The Dreyfus Socially Responsible Growth Fund, Inc. INVESCO VIF-Utilities Fund Scudder Variable Series I Scudder Variable Series II

This report must be preceded or accompanied by the current prospectus.

Scudder ZS4 (policy form series L-8823, L-8824, L-8825) is a flexible premium modified guaranteed, fixed and variable deferred annuity issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Suite 6629, Schaumburg, IL 60196. Scudder ZS4 may not be available in all states. The contract contains limitations and policy forms may vary by state.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Managers:

The Alger American Fund

30 Montgomery Street

Jersey City, NJ 07302

Tel (800) 992-3863

Credit Suisse Asset Management, LLC

P.O. Box 9030

Boston, MA 02205-9030

Tel (800) 222-8977

The Dreyfus Family of Funds

149 Glenn Curtiss Boulevard

Uniondale, NY 11556-0144

Tel (800) 554-4611

INVESCO Funds Group, Inc. 7800 East Union Avenue Denver, CO 80217 Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606 Tel (800) 778-1482
RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. DEST-2 (2/28/03)
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp